EXHIBIT 10.35

                                      2002

                           INCENTIVE STOCK OPTION PLAN

                                       of

                             VICON INDUSTRIES, INC.


     1.    Purpose of the Plan
           -------------------
     This Incentive Stock Option Plan (hereinafter called the "Plan"), is intended to encourage ownership of stock of VICON INDUSTRIES, INC. (hereinafter called the "Company"), by officers and other employees of the Company, and its subsidiaries, and to provide additional incentive for them to promote the success of the business.

     2.   Stock Subject to the Plan
          -------------------------
     Subject to the provisions of Paragraph "6", the total number of shares of stock which may be optioned under the Plan is 200,000 shares of Common Stock (par value of $.01 per share) of the Company, which shall be either authorized and unissued stock or reacquired stock.

     3.   Administration of the Plan
          --------------------------
     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") who may, from time to time, amend and rescind rules and regulations for carrying out the provisions and purposes of the Plan. All awards of options by the Committee are subject to approval by the Board of Directors. the interpretation, construction and application of the Plan and any provision thereof made by the Committee shall be final and conclusive. No director shall be liable for any action taken or determination made in good faith. The Committee shall consist of at least three members of the Board of Directors, all of whom shall be non-employee directors. The members of the Committee shall be designated by two-thirds vote of the entire Board of Directors of the Company and shall serve for a term of one year and thereafter until their successors are designated.

     4.   Participants
          ------------
     Participants will be selected by the Committee, in its sole discretion, from among the officers and other employees of the Company, and its subsidiaries, including subsidiaries which become such after adoption of the Plan, to accomplish the purposes of this Plan.

     5.  Award of Incentive Stock Options
         --------------------------------
     The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more stock options (intended to qualify as incentive stock options under the provisions of section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to purchase for cash or shares the number of shares of Common Stock allotted by the Committee. The date an option is granted shall mean the dated selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

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     6.  Changes to Capital Structure
         ----------------------------
     In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such events; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment of the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such manner as not to constitute a "modification" as defined in
Section 424 of the Code. Any such adjustment made by the Board of Directors shall be conclusive.

     7.  Terms and Conditions of Options
         -------------------------------
     The grant of an option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an option (the "optionee"), stating the number of shares of Common Stock subject to the option evidenced thereby, and in such form as the Committee may from time to time determine.

     a) Option Price - The option price per share of Common Stock deliverable upon the exercise of an option shall be 100% of the fair market value of a share of Common Stock on the date the option is granted; however, an optionee who is the record and beneficial owner of more than 10% of the Company's issued and outstanding common stock shall be awarded options at a price equivalent to 110% of the fair market value at the date of grant.

     b) Method of Exercise - Stock purchased under the options shall, at the time of purchase, be paid for in full. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice by the optionee to the Company stating the number of shares with respect to which the option is being exercised, and the time of the delivery thereof, which time shall be at least 15 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in such notice, the Company shall deliver, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the main office of the Company, or such other places as shall be mutually acceptable, a certificate or certificates for such shares or reacquired shares of its Common Stock, as the Company may elect, against payment of the option price in full for the number of shares to be delivered by (i) certified check or the equivalent thereof acceptable to the Company; or (ii) the delivery to the Company of issued and outstanding Common Stock of Vicon Industries, Inc. which has been owned by the optionee for at least six month, the total fair market value of which on such delivery date is equal to the total exercise price of options being exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange, if the stock is so listed. If the optionee (or other person entitled

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          to exercise the option) fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon termination of delivery thereof, his right to exercise the option with respect to such undelivered shares may be terminated by the Option Committee of the Board of Directors without any formal notice to the optionee. Anything herein to the contrary notwithstanding, if any law or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or a participant to take any action in connection with the shares specified in a notice of election before such shares can be delivered to such participant, then the date stated therein for the delivery of the shares shall be postponed until the fifth business day next following the completion of such action.

     c) Option Term - No option will be exercisable prior to the date of shareholder approval of the plan, or any time after expiration of six years from the date the option is granted (the "Grant Date").

     d) Maximum Amount of Incentive Stock Option Grant - The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to an incentive stock option granted to an optionee (pursuant to any plan) by the Committee and exercisable for the first time in any calendar year shall not exceed $100,000.

     e) Exercise of Options - As to any option issued under the Plan: it may be exercised up to 30% of the total number of shares covered thereby after two years from the date of grant, it may be exercised up to an additional 30% of the total number of shares covered thereby after three years from date of grant; and the remaining 40% after four years from the date of grant, and thereafter, the option may be exercised at any time from time to time within its terms, in whole or in part, but it shall not be exercisable after the expiration of six years from the Grant Date. Notwithstanding the foregoing, all options granted under this Plan may be exercised in the entirety should a "Change in Control" occur. A "Change in Control" shall be deemed to have occurred if (i) any other entity shall directly or indirectly acquire a beneficial ownership of 20%, or any further amount in excess of 20%, of the outstanding shares of capital stock of the Company or (ii) a majority of the members of the Board of Directors of the Company or any successor or merger or assignment of assets or otherwise, shall be persons other than Directors on the date this Plan became effective (May 7, 2002).

     f) Non-Assignability of Option Rights - No option shall be assignable or transferable by the optionee except by will or the by laws or descent and distribution. During the life of an optionee, the option shall be exercisable only the optionee.

     g) Effect of Termination of Employment or Death - In the event an optionee ceases to be an employee of the Company for any reason other than retirement or death, any exercisable portion of any option as of the date such optionee ceased to perform services to the Company must be exercised within three months after the date on which the optionee ceases to perform services. In the event of the retirement of an optionee, any option or unexercised portion thereof granted to him shall be exercisable within not more than three months from the date on which the optionee retires. In the event of the death of an optionee while such optionee is an employee of the Company, or any subsidiary of the Company, or within three months from the date of such optionee's retirement, the option or unexercised portion thereof granted to such optionee may be exercised by such optionee's personal representative, or a person who acquired the right to exercise such option by bequest or inheritance at any time prior to the expiration of one year from the date of death of the optionee. The foregoing provisions with respect to retirement or death of any optionee shall, in no event, be deemed to extend the date of expiration of the term provided in any option held by any such optionee.

     h) Restriction on Issuance of Shares - On the date stated in the notice of election for the payment and delivery of the shares specified in such notice, the participant shall certify to the Company in such form as it shall require that such participant will receive and hold such shares for investment and not with a view to resale or distribution thereof to the public, unless the issuance of such shares shall have been registered under the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, or counsel to the Company shall have advised the Company that for any other reason such certification is unnecessary.

     i) Rights as a Stockholder - The optionee shall have no rights as a Stockholder with respect to any shares covered by such optionee's option until the date of issuance of a stock certificate to such optionee for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     j)   Successive Options - Options may be exercised in any order.

     k) Termination of Options Upon Consent - The Option Committee may terminate any outstanding option with the consent of the holder thereof.

     8. Effective Date and Term of Plan
        -------------------------------
     a) The Plan, which was adopted by the Board of Directors on November 15, 2001, is subject to the condition that the Stockholders approve the Plan prior to July 1, 2002. The Plan shall become effective upon approval by the Company's Stockholders.

     b) The Plan shall terminate on May 7, 2012, provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

      9.    Definitions
            -----------
            In this Plan the following definitions shall apply:

      a) "subsidiary" means any corporation or which, at any applicable time, more than 50% of the shares entitled to vote generally in an election of directors are owned directly or indirectly by Vicon Industries, Inc., or any subsidiary thereof.

     b) "fair market value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the consolidated trading tables of The Wall Street Journal (presently the AMEX-Composite Transactions) or any other publication selected by the Committee, provided that, if shares of Common Stock shall not have been traded on the American Stock Exchange for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

     10.  Amendment of Plan
          -----------------
     The Board of Directors may at any time amend the Plan, provided that without approval of Stockholders there shall be, except by operation of the provisions of paragraph "6" above, no increase in the total number of shares covered by the Plan; there shall be no change in the class of persons eligible to receive options granted under the Plan; there shall be no change in the limitations on the option price; and there shall be no extension of the latest date upon which options may be exercised. Neither the Board of Directors nor the Stockholders by amendment to this Plan can affect options granted and
outstanding   under  any  prior  stock   option  plan  of  the  Company  or  its
subsidiaries.


     11. Use of Proceeds
         ---------------
     The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

     12. Governing Law
         -------------
     Options granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of New York.

     13. Liquidation
         -----------
     Upon the complete liquidation of the Company, any unexercised options heretofore granted under this Plan shall be deemed canceled. In the event of the complete liquidation of any employer corporation (other than the Company) employing the participant or in event such corporation ceases to be an employer corporation, any unexercised part of any option granted hereunder shall be deemed canceled unless the participant shall become employed by another employer corporation (including the Company) concurrently with such event.